UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 9, 2014
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UNITED TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-812	06-0570975
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Financial Plaza
Hartford, Connecticut 06103
(Address of principal executive offices, including zip code)
Registrant's telephone number, including area code
(860) 728-7000
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 9, 2014, United Technologies Corporation (the "Company") announced the appointment of Akhil Johri, age 53, to serve as the Company's Senior Vice President and Chief Financial Officer ("CFO"), effective January 1, 2015.  Mr. Johri will also serve as the Company's principal financial officer and principal accounting officer.

Mr. Johri currently serves as Chief Financial Officer of Pall Corporation.  He has served in that role since May 1, 2013.  Prior to that, Mr. Johri held various executive positions of increasing responsibility during his 26-year tenure with the Company, most recently serving as Vice President of Finance and Chief Financial Officer of UTC Propulsion & Aerospace Systems from October 2011 to April 2013 and as Vice President Financial Planning and Investor Relations from May 2009 to September 2011.

Mr. Johri's compensation arrangements as CFO will include a base annual salary of $700,000 and an annual bonus target of 100% of base salary (consistent with the established target for the CFO position). Additionally, effective January 2, 2015, Mr. Johri will be awarded grants of approximately 137,000 stock appreciation rights ("SARs") and 49,600 restricted stock units ("RSUs") under the Company's Long-Term Incentive Plan. The foregoing award amounts are based on a Company share price of $113.00.  The number of SARs and RSUs will be adjusted to an equivalent grant date value based on the difference between $113 and the actual closing price of Company shares on January 2, 2015.  The SARs will have a 10-year term, and vest after three years of continued employment with the Company.  The RSUs will also be subject to a three year vesting period.  Neither award is subject to forfeiture in the event of death, disability or termination by the Company without cause.  Mr Johri will also receive a cash payment of $515,000 upon the commencement of his employment.  This payment, along with the SAR and RSU awards, are designed to replace the value of awards Mr. Johri will forfeit upon his departure from Pall Corporation.   Mr. Johri will participate in the Company's other standard employee benefit and executive compensation programs.

Upon the effective date of Mr. Johri's appointment, Peter F. Longo, currently Acting Chief Financial Officer of the Company, will resume his prior position as Vice President, Finance & Chief Financial Officer, UTC Propulsion & Aerospace System.

In connection with the foregoing, the Company issued a press release which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)            The following exhibit is filed as part of this report.

Exhibit Number	Exhibit Description
99.1	Press release, dated December 9, 2014, issued by United Technologies Corporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED TECHNOLOGIES CORPORATION
(Registrant)

Date: December 10, 2014	By:	/s/ PETER J. GRABER-LIPPERMAN
Peter J. Graber-Lipperman
Vice President, Secretary and Associate General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press release, dated December 9, 2014, issued by United Technologies Corporation.